EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Reward Enterprises, Inc. (the “Company”) on Form 10-QSB for the period ended Septermber 30, 2003, as filed with Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Joseph Vigliarolo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	in information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 18, 2003

/ s/ Joseph Vigliarolo

     Joseph Vigliarolo

Chief Financial Officer